SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): January 14, 2002
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                  Charter Municipal Mortgage Acceptance Company
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or other Jurisdiction of Incorporation)


            1-13237                                     13-3949418
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   (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
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        Attached hereto as Exhibit 99 is a press release issued by Charter Municipal Mortgage Acceptance Company ("the Company") on January 14, 2002 announcing the formation of a special committee of the board of trustees to evaluate the Company's management structure.


        This Current Report on Form 8-K and the Press Release contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K or the Press Release, as the case may be. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(a).    Financial Statements
        --------------------

        Not Applicable

(b).    Pro Forma Financial Information
        -------------------------------

        Not Applicable

(c).    Exhibits
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        99.1 Press Release dated January 14, 2002 "Charter Municipal Mortgage Acceptance Company announces the formation of a special committee of the board of trustees to evaluate the Company's future management structure"

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Charter Municipal Mortgage Acceptance Company (Registrant)



                                   BY:  /s/ Stuart J. Boesky
                                        Stuart J. Boesky
                                        President
        January 14, 2002